Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of August 6, 2020 (this “Amendment”), among TAO GROUP OPERATING LLC (“Tao”), TAO GROUP INTERMEDIATE HOLDINGS LLC (“Holdings”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).

Reference is made to the Credit Agreement, dated as of May 23, 2019 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among Tao, Holdings, the Lenders party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.

Tao and Holdings have requested, and the Administrative Agent and the Lenders party hereto (which constitute all the Lenders) agree, in accordance with Section 9.02 of the Existing Credit Agreement, to amend the Existing Credit Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Existing Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Credit Agreement (excluding all Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Amendment No. 1 Effective Date) is hereby amended by inserting the language indicated in single or double underlined text (indicated textually in the same manner as the following examples: single-underlined text or double-underlined text) in Annex A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Annex A hereto (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”).

Section 2. Representations and Warranties. Each of Holdings and Tao represents and warrants that as of the Amendment No. 1 Effective Date:

(a) This Amendment has been duly executed and delivered by each of Holdings and Tao and constitutes (assuming due execution hereof by the parties hereto other than Holdings and Tao) a legal, valid and binding obligation of each of Holdings and Tao, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) After giving effect to this Amendment, the representations and warranties contained in Article IV of the Amended Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects; except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3. Conditions to Effectiveness.

This Amendment shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which the following conditions are satisfied:

(a) The Administrative Agent shall have received executed counterparts of this Amendment by (i) Tao, (ii) Holdings, (iii) the Administrative Agent and (iv) all the Lenders.

(b) The Administrative Agent shall have received executed counterparts of the Guarantee and Reserve Account Agreement, substantially in the form of Annex B hereto (the “Guarantee Agreement”), by (i) MSG Entertainment Group, LLC (“MSGE”), (ii) the Collateral Agent, (iii) Tao and (iv) Holdings.

(c) The Administrative Agent shall have received (i) authorizing resolutions, approving and adopting the Guarantee Agreement and authorizing the execution and delivery thereof from MSGE, (ii) the certificate of formation of MSGE, (iii) a certificate of good standing for MSGE from its state of formation and each other jurisdiction where the failure of MSGE to be qualified and/or in good standing would reasonably be expected to have a MSGE Material Adverse Effect (as defined in the Guarantee Agreement) and (iv) a certificate of MSGE certifying (A) that the documents provided pursuant to clauses (i) and (ii) of this paragraph (c) are true, correct and complete copies thereof and in full force and effect on the Amendment No. 1 Effective Date and (B) the name and signature specimen of the authorized signatory of the Guarantee Agreement.

(d) The Administrative Agent shall have received a legal opinion for MSGE, in form and substance reasonably satisfactory to the Administrative Agent, from internal counsel to MSGE.

(e) The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Financial Officer of Tao or Holdings, confirming the accuracy of the representations and warranties set forth in Section 2(b) and Section 2(c) hereof.

(f) Tao shall have paid all fees and, to the extent invoiced, all costs, expenses, and reimbursable amounts, required to be paid or reimbursed by it pursuant to this Amendment or the Existing Credit Agreement, including the reasonable and documented fees, disbursements and other charges of external counsel for the Administrative Agent required to be paid or reimbursed by Tao pursuant to this Amendment or the Existing Credit Agreement (including pursuant to Section 4 below), on or prior to the Amendment No. 1 Effective Date.

(g) The Administrative Agent shall have received, at least one business day prior to the Amendment No. 1 Effective Date, all documentation and other information regarding MSGE requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of Tao.

The Administrative Agent shall notify Tao, Holdings and the Lenders of the Amendment No. 1 Effective Date and such notice shall be conclusive and binding.

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Section 4. Fees and Expenses.

Tao agrees to pay to the Administrative Agent, for the account of each Lender (including JPMorgan Chase Bank, N.A.) that consents to this Amendment (each such Lender, a “Consenting Lender”), an amendment fee equal to 0.25% of the aggregate amount of the Term Loans and Revolving Commitments (whether used or unused) of such Consenting Lender under the Amended Credit Agreement on the Amendment No. 1 Effective Date, which shall be earned and payable on, and subject to the occurrence of, the Amendment No. 1 Effective Date. Tao also agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case, in accordance with, and subject to, Section 9.03 of the Existing Credit Agreement.

Section 5. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of (x) this Amendment and/or (y) any document, approval, consent, information, notice, certificate, request, statement disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature (as defined below) transmitted by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system as the case may be. For purposes of this Section 5, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 6. Governing Law; Waiver of Right to Trial by Jury, Etc.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES. The provisions of Sections 9.03, 9.09, 9.10 and 9.15 of the Existing Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

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Section 7. Headings.

The headings of this Amendment are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning hereof.

Section 8. Effect of Amendment; References to the Credit Agreement.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Lender or any Issuing Bank under the Existing Credit Agreement or any agreement or document relating thereto, and except as expressly provided in this Agreement, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any such other agreement or document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, shall mean and be a reference to the Existing Credit Agreement as amended hereby. Nothing herein shall entitle Tao to a consent to, or a waiver, extension, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any agreement or document relating thereto in any similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TAO GROUP OPERATING LLC,
as Borrower

By:	/s/ Noah Tepperberg
Name:	Noah Tepperberg
Title:	Co-Chief Executive Officer

TAO GROUP INTERMEDIATE HOLDINGS LLC,
as Intermediate Holdings

By:	/s/ Noah Tepperberg
Name:	Noah Tepperberg
Title:	Co-Chief Executive Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By:	/s/ Joon Hur
Name:	Joon Hur
Title:	Executive Director

U.S. Bank National Association,
as Lender

By:	/s/ Kevin Behrends
Name:	Kevin Behrends
Title:	Assistant Vice President

TD Bank, N.A.,
as Lender

By:	/s/ Eric R. Pashley
Name:	Eric R. Pashley
Title:	Duly Authorized Signatory

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Brook Miller
Name:	Brook Miller
Title:	Director